As filed with the Securities and Exchange Commission on November 12, 1999

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|
Check the appropriate box:
|_|  Preliminary proxy statement

                                           |_| Confidential, For Use of the Com-
                                             mission Only (as permitted by
                                             Rule 14a-6(e)(2))

|_|  Definitive proxy statement
|X|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                  MUNIHOLDINGS CALIFORNIA INSURED FUND II, INC.
                   MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
                 MUNIHOLDINGS CALIFORNIA INSURED FUND III, INC.
                  MUNIHOLDINGS CALIFORNIA INSURED FUND IV, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                  Same as above
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
   |X| No fee required.
   |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
   (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
   (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
   (5) Total fee paid:
--------------------------------------------------------------------------------
   |_| Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
   |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

--------------------------------------------------------------------------------
   (2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
   (3) Filing Party:

--------------------------------------------------------------------------------
   (4) Date Filed:

--------------------------------------------------------------------------------

                  MUNIHOLDINGS CALIFORNIA INSURED FUND II, INC.

                   MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.

                 MUNIHOLDINGS CALIFORNIA INSURED FUND III, INC.

                  MUNIHOLDINGS CALIFORNIA INSURED FUND IV, INC.

Dear Stockholder:

         You are being asked to consider a transaction involving your Fund and the other Funds listed above. The transaction is a reorganization of similar funds in which one Fund will acquire the other Funds. The following chart outlines the reorganization structure.



     ---------------------------------------------------------------------------------------------
                   Surviving Fund                               Funds to be Acquired

     ---------------------------------------------------------------------------------------------
     MuniHoldings California Insured Fund II, Inc.  MuniHoldings California Insured Fund, Inc.

     ---------------------------------------------------------------------------------------------
                                                    MuniHoldings California Insured Fund III, Inc.

     ---------------------------------------------------------------------------------------------
                                                    MuniHoldings California Insured Fund IV, Inc.

     ---------------------------------------------------------------------------------------------

         On December 15, 1999, each Fund will hold an Annual Stockholders' Meeting to consider the Reorganization, which must be approved by the stockholders of each Fund involved. A combined proxy statement and prospectus that provides information about the proposed Reorganization and about each Fund is enclosed along with a Question and Answer sheet that addresses frequently asked questions. At the Annual Meeting of Stockholders, you will also be asked to elect Directors and to ratify the selection of independent auditors. Information about these proposals is also contained in the combined proxy statement and prospectus.

         You are being asked to approve the Agreement and Plan of Reorganization among the Funds pursuant to which MuniHoldings California Insured Fund II, Inc. will acquire the assets and assume the liabilities of each of the Acquired Funds in exchange for newly issued shares of Common Stock and Auction Market Preferred Stock of MuniHoldings California Insured Fund II, Inc. The Acquired Funds will distribute these shares to their respective stockholders so that holders of Common Stock will receive Common Stock of MuniHoldings California Insured Fund II, Inc. and holders of Auction Market Preferred Stock will receive Auction Market Preferred Stock of MuniHoldings California Insured Fund II, Inc. on the basis described in the combined proxy statement and prospectus.

         The Board of Directors of each Fund has reviewed the Reorganization proposal and recommends that you vote FOR the proposal after carefully reviewing the enclosed materials. The Board of Directors also recommends that stockholders of the Funds vote for the Director nominees and for the ratification of the selection of independent auditors of the Fund.

         Your vote is important. Please take a moment now to sign and return your proxy card in the enclosed postage paid return envelope. You may also vote on the internet by visiting http://www.proxyvote.com and entering the 12 digit control number located on your proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

                                   Sincerely,

                                   William E. Zitelli, Jr.
                                   Secretary of MuniHoldings California
                                   Insured Fund, Inc., MuniHoldings
                                   California Insured Fund III, Inc. and
                                   MuniHoldings California Insured Fund IV, Inc.

                                   Alice A. Pellegrino
                                   Secretary of MuniHoldings California
                                   Insured Fund II, Inc.

Enclosures

                  MUNIHOLDINGS CALIFORNIA INSURED FUND II, INC.

                   MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.

                 MUNIHOLDINGS CALIFORNIA INSURED FUND III, INC.

                  MUNIHOLDINGS CALIFORNIA INSURED FUND IV, INC.

Q.       Why am I receiving this proxy material?

A. As a stockholder of one of the Funds, you are being asked to consider the Reorganization of the Funds. The transaction requires the approval of each Fund's stockholders.

Q. Will the Reorganization change my rights and privileges as a stockholder?

A. Your rights and privileges as a stockholder will not change in any substantial way as a result of the Reorganization. In addition, the stockholder services available to you after the Reorganization will be substantially the same as the stockholder services currently available to you.

Q.       How will the Reorganization benefit me and other stockholders?

A.       All stockholders should consider the following:

         o After the Reorganization, the Fund's stockholders will be invested in a fund with an increased level of net assets with substantially similar investment objectives and policies:

         o After the Reorganization, holders of Common Stock are expected to experience:

              o a lower aggregate operating expense ratio (the ratio of operating expenses to total fund assets) than any individual Fund prior to the Reorganization;
              o a Fund with greater efficiency and flexibility in its portfolio management; and
              o a more liquid public trading market for the shares of Common Stock.

Q.       Will the Reorganization affect the value of my investment?

A.       The value of your investment will not change.

Q. After the Reorganization, will I own the same number of shares of Common Stock as I currently own?

A. Yes, if you currently own shares of Common Stock of MuniHoldings California Insured Fund II, Inc. You will not receive any additional shares of Common Stock and the number of shares that you own after the Reorganization will be the same as the number of shares of Common stock that you currently own.

         No, if you currently own shares of Common Stock in one of the Acquired Funds. You will receive shares of Common Stock of MuniHoldings California Insured Fund II, Inc. with the same aggregate net asset value as the shares of Common Stock of the Acquired

         Fund you currently own on the business day prior to the closing date of the Reorganization (the "Valuation Date"). The number of shares you receive will depend on the relative net asset values of the shares of Common Stock of the Funds on that date. For example, suppose that you own 10 shares of Common Stock of an Acquired Fund. If the net asset value of the Acquired Fund's Common Stock on the Valuation Date is $6 per share, and the net asset value of MuniHoldings California Insured Fund II, Inc.'s Common Stock is $12 per share, you will receive 5 shares of MuniHoldings California Insured Fund II, Inc. Common Stock in the Reorganization. The aggregate net asset value of your investment will not change. (10 Acquired Fund shares x $6 = $60; 5 MuniHoldings California Insured Fund II, Inc. shares x $12 = $60).

Q. I currently hold Auction Market Preferred Stock of one of the Funds. After the Reorganization, what will I hold?



A.       If Prior to the Reorganization                            After the Reorganization
         you hold:                                                 you will hold:
         ---------------------------------------------------------------------------------------------------------------
         MuniHoldings California Insured Fund II, Inc.:            MuniHoldings California Insured Fund II, Inc.:*
         Series A AMPS                                             Series A AMPS
         Series B AMPS                                             Series B AMPS
         MuniHoldings California Insured Fund, Inc.:
         Series A AMPS                                             Series C AMPS
         Series B AMPS                                             Series C AMPS
         MuniHoldings California Insured Fund III, Inc.:
         Series A AMPS                                             Series D AMPS
         Series B AMPS                                             Series D AMPS
         MuniHoldings California Insured Fund IV, Inc.:
         Series A AMPS                                             Series E AMPS
         Series B AMPS                                             Series E AMPS


         *In connection with the Reorganization, MuniHoldings California Insured Fund II, Inc. will file an amendment to its charter to change its name to MuniHoldings California Insured Fund, Inc.

         You will receive shares of MuniHoldings California Insured Fund II, Inc. AMPS with the same aggregate liquidation preference as the shares of AMPS of the Acquired Fund you currently hold. Since all of the AMPS have a $25,000 liquidation preference the holders of AMPS of an Acquired Fund will receive one share of AMPS of MuniHoldings California Insured Fund II, Inc. for each share of AMPS they currently hold. The auction and dividend payment dates for the AMPS you receive may be different from the auction and dividend payment dates of the AMPS you currently hold. The first dividend period following the Reorganization will be a special dividend period, which may be either longer or shorter than your Fund's regular dividend period. However, this will not adversely effect the value of your investment.

Q.       Should I send in my stock certificates now?

A. No. After the Reorganization is approved by each Fund's stockholders and is completed, we will send holders of Common Stock of the Acquired Funds written instructions for exchanging their stock certificates. Since holders of Auction Market Preferred Stock do not hold stock certificates all exchanges of Auction Market Preferred Stock will be accomplished by book entry. Stockholders of MuniHoldings California Insured Fund II, Inc. will keep their stock certificates.

Q.       What are the tax consequences for me and other stockholders?

A. The Reorganization is structured as a tax-free transaction so that the consummation of the Reorganization itself will not result in Federal income tax liability for stockholders of any Fund, except that Common Stockholders may incur taxes on any cash received for a fractional share of Common Stock. The Funds have applied for a private letter ruling from the Internal Revenue Service on the tax-free treatment of the Reorganization.

Q. Who will manage MuniHoldings California Insured Fund II, Inc. after the Reorganization?

A. Fund Asset Management, L.P. currently serves as the manager for each Fund and after the Reorganization will be the manager of MuniHoldings California Insured Fund II, Inc. Robert A. DiMella currently serves as a portfolio manager of each of the Funds, and he will serve as portfolio manager of MuniHoldings California Insured Fund II, Inc. after the Reorganization.

Q.       What will the name of the combined fund be after the Reorganization?

A. If the Reorganization is approved by each Fund's stockholders, the combined fund's name, after the charter is revised, will be MuniHoldings California Insured Fund, Inc.

Q.       Where and when do I vote?

A. A stockholders' meeting for each Fund is scheduled for December 15, 1999, at 800 Scudders Mill Road, Plainsboro, at the time specified below for your Fund:



                            Fund                                        Time
                            ----                                        ----
         MuniHoldings California Insured Fund, Inc.                  8:45 a.m.

         MuniHoldings California Insured Fund II, Inc.               9:00 a.m.

         MuniHoldings California Insured Fund III, Inc.              9:15 a.m.

         MuniHoldings California Insured Fund IV, Inc.               9:30 a.m.

Q.       Why is my vote important?

A. For a quorum to be present at the Stockholders' Meeting, one-third of the outstanding shares of each class of the Fund's shares must be represented either in person or by proxy. Approval of the Reorganization requires the affirmative vote of Fund stockholders representing a majority of the outstanding shares of Common Stock and AMPS, voting together as a single class, and a majority of the outstanding AMPS voting together as a separate class. The Board of Directors urges every stockholder to vote. Please read all proxy materials thoroughly before casting your vote.

Q.       How can I vote?

A. You may vote by signing and returning your proxy card in the enclosed postage-paid envelope. Or you may vote your shares on the internet at http://www.proxyvote.com. If you cast your vote over the internet, you will be asked for the 12-digit control number located on your proxy card. Or you may vote using the toll-free telephone number printed on your voting instruction form. You may also vote in person at the Stockholders' Meeting. If you submitted a proxy by mail, by telephone or on the internet, you may withdraw it at the Meeting and then vote in person at the Meeting or you may submit a superseding proxy by mail, by telephone or on the internet.

Q.       Has the Fund retained a proxy solicitation firm?

A. Yes, the Fund has hired Shareholder Communications Corporation to assist in the solicitation of proxies for the Meetings. While the Fund expects most proxies to be returned by mail, it also may solicit proxies by telephone, fax, telegraph or personal interview.

Q. What if there are not enough votes to reach a quorum by the scheduled meeting date?

A. In order to insure that we receive enough votes, we may need to take further action. We or our proxy solicitation firm may contact you by mail or telephone. Therefore, we encourage stockholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls. If enough shares are not represented at the Meetings for a quorum or a quorum is present but there are not sufficient votes to approve the proposal by the time of each Stockholders' Meeting on December 15, 1999, then one or more of the Meetings may be adjourned to permit further solicitation of proxy votes.

Q.       What is the Board's recommendation on the Reorganization proposal?

A. The Board of Directors of each Fund believes the Reorganization is in the best interests of the Fund's stockholders. Your Board of Directors encourages you to vote FOR the Reorganization.